UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 8, 2020

NOBLE MIDSTREAM PARTNERS LP
(Exact name of Registrant as specified in its charter)

Delaware		001-37640	47-3011449
(State or other jurisdiction of incorporation or organization)		Commission File Number	(I.R.S. Employer Identification No.)

1001 Noble Energy Way			77070
Houston,	Texas
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (281) 872-3100
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units, Representing Limited Partner Interests	NBLX	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 4.01 Changes in Registrant’s Certifying Accountant.
(a) Dismissal of Previous Independent Registered Public Accounting Firm.
On October 5, 2020, Chevron Corporation (“Chevron”) completed its previously announced acquisition of Noble Energy, Inc. (“Noble”), the indirect general partner and majority unitholder of Noble Midstream Partners LP (the “Partnership”), through the merger of Chelsea Merger Sub Inc., a direct, wholly owned subsidiary of Chevron, with and into Noble (the “Merger”), with Noble surviving and continuing as a direct, wholly owned subsidiary of Chevron. As a result of the consummation of the Merger of Noble Energy and Chevron, Chevron, through its ownership of Noble Energy, controls the Partnership through its controlling ownership of the Partnership’s general partner.
As a large multinational company, Chevron retains many global accounting firms, consulting firms and others to provide a variety of non-audit services throughout its organization and pursuant to a variety of compensation arrangements. Given Chevron’s control of the Partnership, the Audit Committee of the Partnership (the “Audit Committee”) and KPMG LLP (“KPMG”) conducted a review of KPMG’s relationships with Chevron as well as relationships of other member firms of the global network of accounting and professional service firms associated with KPMG International Ltd. with Chevron. KPMG advised the Audit Committee that it and other member firms of the KPMG network perform certain non-audit services for Chevron. Some of the services that KPMG and other member firms of the KPMG network provide to Chevron fall within the scope of impermissible services covered by Rule 2-01(c) of Regulation S-X (“Impermissible Services”). The Impermissible Services outlined below are ongoing services and are anticipated to continue during the 2020 audit and professional engagement period. These services are long-standing services for which it would be disruptive to Chevron’s ongoing operations to integrate a new service provider. The impact of COVID-19 around the globe coupled with other transformative organizational changes within Chevron make a service provider transition for these services difficult particularly late in the fiscal year. These services are:
•System implementation, post-implementation support and project management services
•Individual tax compliance services for international assignees, including cash handling, outsourcing, and legal advice and representation in certain jurisdictions
•Internal control review and design services
•Expert witness forensic services for arbitration support and ethics hotline administration for a subsidiary in a foreign jurisdiction
•Bookkeeping, secretarial, liquidation, tax audit and compliance, immigration compliance and payroll services for subsidiaries in foreign jurisdictions
•Loaned staff services for subsidiaries in a foreign jurisdiction
•Corporate intelligence due diligence services for subsidiaries in foreign jurisdictions
•Equity instrument tracking services
•Technology licensing for certain software tools
•Non-income tax (i.e., goods and services) consulting services with a contingent fee arrangement for a subsidiary in a foreign jurisdiction
As a result of the above Impermissible Services, KPMG is not expected to meet all requirements of Rule 2-01(c) during the period subsequent to the Merger through the completion of the 2020 audit and professional engagement period with respect to the Partnership. The Audit Committee did conclude, however, that the services provided by KPMG and other member firms of the KPMG network to Chevron are not associated with the Partnership, its systems or management, and have no bearing on the financial reporting and related controls of the Partnership both before and after the closing date of the Merger. Furthermore, the engagement teams responsible for the aforementioned services are separate and distinct from the Partnership’s audit engagement team and the terms and conditions of such services were agreed by KPMG and other member firms of the KPMG network with Chevron, commenced prior to the Merger and were permissible at the time of engagement. The fees associated with such services are not material to KPMG, the Partnership or Chevron. KPMG and the Partnership will continue to monitor the aforementioned services to ensure they have no impact on the Partnership during the professional engagement period of KPMG and KPMG will not enter any new engagements involving new impermissible services or impermissible fee arrangements, with either the Partnership, Chevron or any affiliates of the Partnership, until the completion of the audit and professional engagement period. It is for these reasons that the Audit Committee, in consultation with Partnership’s legal counsel, and KPMG concluded that the services provided by KPMG and other member firms of the KPMG network to Chevron do not and will not impact KPMG’s ability to exercise objective and impartial judgment with respect to all issues encompassed in its review of the Partnership’s consolidated financial statements for the three and nine month periods ended September 30, 2020 and audit of the Partnership’s consolidated financial statements for the year ended December 31, 2020. Although the services provided by KPMG and other member firms of the KPMG network to Chevron do not and will not impact KPMG’s ability to exercise objective and impartial judgment with respect to all issues encompassed in the 2020 audit and professional engagement period, KPMG notified the Audit Committee on October 8, 2020 that it will decline to stand for re-appointment as the Partnership’s independent accountant after the completion of the 2020 audit and professional engagement period.
KPMG’s audit reports on the Partnership’s consolidated financial statements for each of the two most recent fiscal years ended December 31, 2019 and December 31, 2018 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Partnership’s two most recent fiscal years ended December 31, 2019 and December 31, 2018 and during the subsequent interim period through October 14, 2020, there were (i) no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference to the subject matter of the disagreements in its reports on the Company’s consolidated financial statements for such years, and (ii) no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.
Pursuant to Item 304(a)(3) of Regulation S-K, the Partnership provided KPMG with a copy of the disclosures in this Current Report on Form 8-K (this “Report”) prior to filing this Report with the Securities and Exchange Commission (the “SEC”). The Partnership has requested that KPMG furnish a letter addressed to the SEC stating whether or not KPMG agrees with the statements above. A copy of KPMG’s letter dated October 14, 2020 is filed as Exhibit 16.1 to this Report.
Item 9.01. Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Document Description
16.1	Letter from KPMG LLP to the SEC, dated October 14, 2020.
104	Cover page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOBLE MIDSTREAM PARTNERS LP
By: Noble Midstream GP, LLC, Its General Partner

Date:	October 14, 2020	By:	/s/ Aaron G. Carlson
Aaron G. Carlson
General Counsel and Secretary